UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 08, 2014 (Date of earliest event reported)
LightPath Technologies Inc. (Exact name of registrant as specified in its charter)

FL (State or other jurisdiction of incorporation)	000-27548 (Commission File Number)	86-0708398 (IRS Employer Identification Number)

2603 Challenger Tech CT #100 (Address of principal executive offices)		32826 (Zip Code)
407-382-4003 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The Registrant issued a Press Release on May 8, 2014 announcing the results for the third fiscal quarter ended March 31, 2014. A copy of the Press Release is attached as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits

Press Releases on May 8, 2014 (furnished herewith).

(d) Exhibits
            99.1       Press Release of LightPath Technologies Inc. dated May 08, 2014

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 08, 2014	LIGHTPATH TECHNOLOGIES INC. By: /s/ Dorothy M Cipolla Dorothy M Cipolla Dorothy M Cipolla

Exhibit Index
Exhibit No.	Description
99.1	Press Release of LightPath Technologies Inc. dated May 08, 2014